Exhibit 10.3

CONVERTIBLE LOAN AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT made as of the 23rd of December, 2015 (the "Effective Date").

BETWEEN:

DEL TORO SILVER CORP., with an address at 320 North Carson

Street, Carson City, Nevada 89701

(hereinafter referred to as the "Company")

AND:

Patrick Fagen, with an address at 2229 Tahoe Vista Drive, South lake

Tahoe, CA 96150 (hereinafter referred to as the "Lender")

WHEREAS:

A.     The Company has borrowed from the Lender, and the Lender has provided to the Company, certain funds (defined herein as the "Loan"), which the parties have agreed to make subject to the terms and conditions set forth herein;

B.     The Loan is convertible (the "Conversion") into securities of the Company consisting of common shares of the Company with a par value of $0.001 (the "Shares") upon the terms and conditions set forth herein; and

C.     The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the "Exemption") from registration provided by Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D of the Securities Act for the private offering of securities.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree each with the other (the "Agreement") as follows:

1.	Representations and Warranties of the Lender

(a)     The Lender represents and warrants to, and covenants and agrees with the Company that:

(i)

the Lender makes the Loan to the Company and acquires the Conversion Right (as defined herein) in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act for the private offering of securities;

(ii)

the Lender is eligible to make the Loan to the Company and acquire the Conversion Right in the Company under Regulation D, and all statements set forth in the Declaration of Regulation D Eligibility, attached hereto as Schedule A, are true and correct and may be relied upon by the Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

(iii)	the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring and/or exercising the Conversion Right;

(iv)

the Lender has consulted with its own legal advisor as to this Agreement and its eligibility to acquire and/or exercise the Conversion Right under the laws of its home jurisdiction and acknowledges that the Company has made no effort and takes no responsibility for the consequences to the Lender as an investor acquiring this Conversion right and, in particular, in purchasing the securities upon exercise, if any, of the Conversion Right;

(v)

no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

(vi)	the Lender acknowledges that:

A.

there are substantial restrictions on the sale or transferability of any Shares acquired upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the Lender is, upon exercising the Conversion Rights, purchasing unregistered securities;

B.

the Lender may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

C.	the Company is not contractually obligated to register under the Securities Act any Shares acquired upon an exercise of the Conversion Right; and

D.

any Shares acquired by the Lender upon exercise of the Conversion Right may never be sold or otherwise transferred without registration under the Securities Act, unless an exemption from registration is available.

(vii)	the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(viii)	the Lender makes the Loan to the Company and acquires the Conversion Right as principal for its own account and not for the benefit of any other person;

(ix)	the Lender understands that any Certificates representing Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

The Securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and are being offered and sold within the United States only to Accredited Investors (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act). Prospective subscribers of the Securities in the United States are hereby notified that the seller of the Securities is relying upon the exemption from the provisions of Section 5 of the U.S. Securities Act provided in Section 4(2) of the U.S. Securities Act and Rule 506 of Regulation D under the U.S. Securities Act for non-public offerings. The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

(x)	the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein.

(b)     The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

2.	The Loan

(a)     Subject to the terms of this Agreement, the Lender hereby agrees to loan to the Company, and the Company hereby agrees to borrow from the Lender, the principal sum of US$2,000 (the "Loan") which has been provided on December 23rd, 2015 (the "Advancement Date).

(b)     The principal amount of the Loan, and any accrued and unpaid interest calculated in accordance with section 2(c), shall be due and payable in full by 5:00 p.m. local time in Las Vegas, Nevada, one (1) year from any applicable Advancement Date (the “Due Date”). If such day falls on a Sunday or statutory holiday, then by 5:00 p.m. local time in Las Vegas, Nevada, on the first business day thereafter the Due Date.

(c)     The Loan shall bear interest at a rate of 8% per annum (the "Interest") calculated in arrears on the principal amount of the Loan outstanding. Interest shall be payable annually, on the subsequent anniversaries of the Advancement Date.

(d)     The Company shall be entitled to prepay any sum up to the full amount of the Loan and accrued interest then outstanding at any time without penalty or bonus.

(e)     At any time after the Advancement Date, the Lender may by written notice (the "Notice") to the Company along with the Declaration attached hereto as Schedule A, exercise its rights of Conversion in respect of either a portion of or the total outstanding amount of the Loan plus accrued Interest as of that date into Shares of the Company, at the price of US$.0065 per Share (the “Conversion Right”).

(f)     Within seven (7) days of Notice by the Lender exercising its Conversion Rights hereunder, the Company shall cause to be delivered a Share Certificate to the Lender representing the number of Shares acquired by the Lender pursuant to the calculation set out in subparagraph 2(e) of this Agreement.

(g)     Notwithstanding any of the foregoing, Interest shall be calculated and included in any Conversion of the Loan.

3.	Covenants and Agreements of the Lender

(a)     The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the Due Date unless the Loan has become due and payable in accordance with the provisions of this Agreement.

4.	Default

(a)     If one or more of the following events shall occur, namely:

(i)	the Company fails to repay the Loan or the Interest thereon on the Due Date;

(ii)

the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company's assets or undertaking, or the Company makes a proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

(iii)	an order of execution against any of the Company's assets remains unsatisfied for a period of ten (10) days;

(iv)

the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

(v)	any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

(vi)	the holder (including the Lender) of any mortgage, charge or encumbrance on any of the Company's assets and undertaking does anything to enforce or realize on such mortgage, charge or encumbrance;

then the Loan and all accrued Interest to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

5.	Independent Legal Advice

(a)     The Lender acknowledges that:

(i)	Macdonald Tuskey, Corporate and Securities Lawyers received instructions from the Company and does not represent the Lender;

(ii)	the Lender has been requested to obtain its own independent legal advice on this Agreement prior to signing this Agreement;

(iii)	the Lender has been given adequate time to obtain independent legal advice;

(iv)	by signing this Agreement, the Lender confirms that it fully understands this Agreement; and

(v)	by signing this Agreement without first obtaining independent legal advice, the Lender waives its right to obtain independent legal advice.

6.	General

(a)     For the purposes of this Agreement, time is of the essence.

(b)     The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

(c)     This Agreement shall be construed in accordance with the laws of the State of Nevada.

(d)     This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

(e)     This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

(f)     All notices, requests, demands or other communications hereunder shall be in writing and shall be "deemed delivered" to a party on the date it is hand delivered to such party's address first above written, or to such other address as may be given in writing by the parties hereto.

IN WITNESS WHEREOF the parties have hereunto set their hands effective as of the date first above written.

DEL TORO SILVER CORP.

Per:	/s/ Greg Painter
Greg Painter, President and CEO of Del Toro Silver Corp.

/s/ Patrick Fagen

Patrick Fagen, Lender

Schedule A

UNITED STATES
ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by the Lender who as a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of the Company. The purpose of this Questionnaire is to assure the Company that the Lender will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Lender agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Lender covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Lender satisfies.)

______   Category 1    An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

______   Category 2    A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000, excluding the value of such person’s primary residence.

______   Category 3    A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______   Category 4    A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

______   Category 5    A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

______   Category 6    A director or executive officer of the Company.

______   Category 7    A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

______   Category 8    An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the Lender claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Lender’s status as an Accredited Investor.

If the Lender is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Lender hereby certifies that the information contained in this Questionnaire is complete and accurate and the Lender will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 23rd day of December, 2015.

If a Corporation, Partnership or Other Entity:	If an Individual:

/s/ Patrick Fagen
Print of Type Name of Entity	Signature

Patrick Fagen
Signature of Authorized Signatory	Print or Type Name

Type of Entity